First Amendment to Amended and Restated Limited Liability Company Agreement
of
Momentum General Partners LLC

This First Amendment to Amended and Restated Limited Liability Company Agreement (the "***Agreement***") of Momentum General Partners, LLC (the "***Company***"), a limited liability company organized pursuant to the Virginia Limited Liability Company Act (as amended) ("***Act***"), is entered into by SCG Development Partners, LLC, a Delaware limited liability company ("***SCG***"), and Comstock Redland Road III, L.C., a Virginia limited liability company (the "***Withdrawing Member***"), effective as of November 9, 2020 (the "***Effective Date***").

RECITAL

The Company has been operating pursuant to an Amended and Restated Limited Liability Company Agreement dated as of June 1, 2018 (the "***Original Operating Agreement***"), having SCG and Withdrawing Member as Members. Article XIV of the Original Operating Agreement grants SCG the option to purchase all of the Interest (as defined in the Original Operating Agreement) of Withdrawing Member, and SCG has exercised such purchase option. In furtherance thereof, the Withdrawing Member has assigned its Interest and Guaranty Obligations under the Original Operating Agreement to SCG, and SCG has accepted such assignment and assumed Withdrawing Member's Interest and Guaranty Obligations pursuant to that certain Assignment of Membership Interest in Momentum General Partners, LLC dated November 9, 2020 (the "***Assignment***"). SCG now desires to amend the Original Operating Agreement in order to acknowledge the aforementioned withdrawal and assignment, and to provide for the continuation of the Company.

The parties agree as follows:

AGREEMENT

1. **Withdrawal and Continuation**. The provisions of Section 8.2.2 of the Original Operating Agreement will not apply to Withdrawing Member's withdrawal as a Member of the Company. SCG and Withdrawing Member expressly consent to Withdrawing Member's withdrawal from the Company, the assignment of Withdrawing Member's Interest and Guaranty Obligations under the Original Operating Agreement to SCG, and SCG's acceptance of such assignment and assumption of Withdrawing Member's Interest and Guaranty Obligations as set forth in the Assignment. Effective as of the Effective Date, Withdrawing Member hereby (a) withdraws as a member of the Company, (b) represents and warrants that Withdrawing Member has no direct interest in the Company, (c) acknowledges that it is not entitled to any fees, distributions, compensation or payments from the Company, except with respect to that certain Promissory Note dated November 9, 2020 made by Momentum Apartments, LLC (of which the Company is the Managing Member) for the benefit of Withdrawing Member ("***Note***"), and (d) further acknowledges that it has no interest in any property or assets of the Company, except for the Note. From and after the Effective Date hereof, Managing Member will be responsible and liable for all obligations of "Operating Member" as set forth in the Original Operating Agreement, and Managing Member's Interest in the Company will be one hundred percent (100%). The Managing Member (SCG), being the only remaining member, hereby continues the Company under the Act.

2. **Ratified and Confirmed.** This Agreement amends the Original Operating Agreement and is incorporated by reference therein. The Original Operating Agreement, as amended by this Agreement, is hereby ratified and confirmed. To the extent of any inconsistency between this Agreement and the Original Operating Agreement, this Agreement will govern.

3. **Counterparts.** This Agreement may be executed in separate counterparts, each of which when taken together will constitute an original. PDF, TIF, facsimile, or other electronic images of signatures will be deemed originals for all purposes.

4. **Incorporation of Recitals.** The Recitals set forth above are incorporated by reference and made a part of this Agreement to the same extent as if set forth herein in full.

5. **Defined Terms.** All capitalized terms used but not otherwise defined herein will have the same meanings ascribed to them in the Original Operating Agreement.

[signature page follows]

[Signature page to First Amendment to Amended and Restated Operating Agreement of Momentum General Partners, LLC]

The undersigned have executed this Agreement effective as of date first written above.

SCG Development Partners, LLC
a Delaware limited liability company

By: SCG Development Manager, LLC
a Delaware limited liability company
its managing member

By: SCG Capital Corp.
a Delaware corporation
its sole member

By: ______________________
Name: Stephen P. Wilson
Title: President – Virginia Office

COMSTOCK REDLAND ROAD III, L.C.

By: COMSTOCK HOLDING COMPANIES, INC., Manager

By: ______________________
Christopher Clemente, Chief Executive Officer

APPR. BY [illegible] LEGAL